UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 30, 2012

American River Bankshares
(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3100 Zinfandel Drive, Suite 450, Ranch Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 40 Pages

The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2005, the registrant’s subsidiary, American River Bank (the “Bank”), entered into an Item Processing Agreement (the “Original Agreement”) with Fidelity Information Services, Inc (“Fidelity”). The Original Agreement called for Fidelity to provide item processing services for American River Bank for a term of seven (7) years. The Company filed a Current Report on Form 8-K with the Commission on April 27, 2005 and the Original Agreement is incorporated by reference from Exhibit 99.1 to that filing. The seven (7) year term has concluded and on April 30, 2012, the Bank executed a New Agreement with Fidelity. The foregoing description is qualified by reference to the New Agreement attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits

(99.1)	Item Processing Agreement by and between Fidelity Information Services, Inc. and American River Bank dated April 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/Mitchell A. Derenzo
May 3, 2012	Mitchell A. Derenzo, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Item Processing Agreement by and between Fidelity Information Services, Inc. and American River Bank dated April 30, 2012.	4-40